UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 29, 2023 (September 28, 2023)

Prospect Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 42nd Floor, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PSEC	NASDAQ Global Select Market
5.35% Series A Fixed Rate Cumulative Perpetual Preferred Stock, par value $0.001	PSEC PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01   Changes in Registrant’s Certifying Accountant.

On September 28, 2023, the audit committee (the “Audit Committee”) of the Board of Directors of Prospect Capital Corporation (the “Company”) approved the appointment of Deloitte & Touche LLP (“Deloitte”), as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024, effective immediately concurrent with the dismissal of BDO USA, P.C. (“BDO”).

During the Company’s two most recent fiscal years (fiscal years ended June 30, 2023 and 2022), respectively, and the subsequent interim period through September 28, 2023, neither the Company nor anyone on its behalf consulted Deloitte regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

BDO’s reports on the Company’s consolidated financial statements for the fiscal years ended June 30, 2023 and 2022, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended June 30, 2023 and 2022, respectively, and the subsequent interim period through September 28, 2023, there were no (i) disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in its reports covering the Company’s consolidated financial statements for such periods and (ii) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the disclosure of the material weaknesses in the Company's internal controls over financial reporting as disclosed in Part II, Item 9A of the Company's Annual Report on Form 10-K for the year ended June 30, 2022 which were remediated as previously disclosed in the Company’s Annual Report on Form 10-K for the year ended June 30, 2023. The Audit Committee has discussed the subject matter of the above referenced reportable event with BDO and the Company has authorized BDO to respond fully to the inquiries of Deloitte concerning the subject matter of such reportable event.

The Company provided BDO with a copy of the foregoing disclosures and requested that BDO furnish a letter addressed to the SEC stating whether it agrees with the above disclosures and, if not, stating the respects in which it does not agree. A copy of BDO’s letter to the SEC, dated September 29, 2023, which confirms agreement with the above disclosures, is attached as Exhibit 16.1 hereto.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

16.1    Letter of BDO USA, P.C. dated as of September 29, 2023

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

By:     /s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: Chief Operating Officer
Date: September 29, 2023

Index to Exhibits

Exhibit Number	Description
16.1	Letter of BDO USA, P.C. dated as of September 29, 2023

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